UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2012

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated July 12, 2012, filed by Apricus Biosciences, Inc. (the “Company”) with the Securities and Exchange Commission on July 13, 2012 (the “Closing 8-K”), announcing the closing of the Contribution Agreement by and among the Company, Finesco SAS, a holding company incorporated in France, Scomedica SAS, a company incorporated in France and the wholly-owned subsidiary of Finesco SAS and the shareholders of Finesco SAS named therein. The information previously reported in the Closing 8-K is hereby incorporated by reference into this Form 8-K/A, including the description of the Contribution Agreement and Registration Rights and Transfer Restriction Agreement incorporated by reference therein from the Current Report on Form 8-K filed on June 20, 2012. This Form 8-K/A amends Item 9.01 of the Closing 8-K to provide financial statements and pro forma financial statements related to the acquisition pursuant to Items 9.01(a)(4) and 9.01(b)(2).

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Finesco SAS and it subsidiary Scomedica SAS at June 30, 2012, December 31, 2011 and January 1, 2011, and the related consolidated statements of income and comprehensive income, of changes in equity and of cash flows for the six months ended June 30, 2012 and the year ended December 31, 2011 and the related notes are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited condensed consolidated balance sheets of Finesco SAS and it subsidiary Scomedica SAS at June 30, 2012 and December 31, 2011 and the related condensed consolidated statements of comprehensive income, of change in equity and of cash flows for the six months ended June 30, 2012 and 2011 and the related notes, are attached as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference. On May 16, 2011, Finesco SAS acquired 100% of Scomedica SAS’s shares from Wockhardt Limited, the term “Successor” refers to Finesco SAS and its consolidated subsidiary Scomedica SAS (“Finesco”) following the acquisition. The term “Predecessor” refers to Scomedica prior to the change of control on May 16, 2011. Therefore, the “Successor periods” corresponds to the period from May 16, 2011 to December 31, 2011 and to the half-year period ended June 30, 2012. The “Predecessor period” corresponds to the period from January 1, 2011 to May 15, 2011.

The consent of PricewaterhouseCoopers Audit, Finesco’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information related to our Finesco acquisition is attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Current Report on Form 8-K/A:

(i)	Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2011;

(ii)	Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the six months ended June 30, 2012; and

(iii)	Pro Forma Condensed Consolidated Balance Sheet (Unaudited) at June 30, 2012.

(c) Not applicable

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(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers Audit, Independent Registered Public Accounting Firm.
99.1	Unaudited pro forma condensed consolidated financial information of Apricus Biosciences, Inc. and its subsidiaries.
99.2

The audited consolidated balance sheet of Finesco SAS and its subsidiary Scomedica SAS at of June 30, 2012, December 31, 2011 and January 1, 2011 and the related consolidated statements of comprehensive income, of change in equity and of cash flows for the six months ended June 30, 2012 and the year ended December 31, 2011 and the related notes.

99.3	The unaudited condensed consolidated balance sheets of Finesco SAS and its subsidiary Scomedica SAS at June 30, 2012 and December 31, 2011 and the related condensed consolidated statements of comprehensive income, of change in equity and of cash flows for the six months ended June 30, 2012 and 2011 and the related notes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: September 27, 2012	By:	/s/ Steve Martin
Name: Steve Martin
Title: Senior Vice President, Chief Financial Officer

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